Exhibit 10.33

Execution Version

OMNIBUS AMENDMENT TO LOAN DOCUMENTS

OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) dated as of March 26, 2014, among AMERICAN REALTY CAPITAL GLOBAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), AMERICAN REALTY CAPITAL GLOBAL TRUST, INC., a Maryland corporation (“Parent”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; Parent, International Holdco and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

A.           Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns, the “Lenders”) are parties to that certain Credit Agreement dated as of July 25, 2013, as amended by that certain First Amendment to Credit Agreement dated as of November 22, 2013 (as so amended, the “Credit Agreement”; and except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement).

B.           Borrower and International Holdco are parties to that certain Pledge Agreement in favor of the Administrative Agent dated as of July 25, 2013.

C.           The Guarantor Parties are party to that certain Guaranty in favor of the Administrative Agent on behalf of the Lenders and the Issuing Bank dated as of July 25, 2013.

D.           Pursuant to Section 2.21 of the Credit Agreement, Borrower has requested an increase in the Commitments by $50,000,000, and Regions Bank (the “Electing Lender”) has agreed to provide such increase.

E.           The Lenders have requested that the obligations of Borrower owing to the Lenders under Swap Agreements be added as “Obligations” under the Loan Documents, be guaranteed by the Guaranty and be secured by the Pledge Agreement.

F.           The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                    Amendment of Credit Agreement. Effective as of the Effective Date (defined below)

(unless otherwise set forth below), the Credit Agreement is hereby amended as follows:

(a)          The cover page to the Credit Agreement is hereby deleted in its entirety and replaced with the cover page attached hereto as Annex A.

(b)          The parenthetical “(i.e., 3.00%)” in the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the parenthetical “(i.e., 2.20%)”.

(c)          The definition of “Arranger” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Arrangers” means, collectively, J.P. Morgan Securities LLC and Regions Capital Markets; each of the Arrangers is individually an “Arranger”.”

(d)          The definition of “Borrowing Base Availability Termination Event” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(e)          Effective as of March 26, 2014, the last sentence of the definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“As of March 26, 2014, the aggregate amount of the Lenders’ Commitments is $100,000,000.”

(f)          The following definition of “Commodity Exchange Act” is hereby added to Section 1.01 of the Credit Agreement:

““Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).”

(g)          The following definition of “Excluded Swap Obligations” is hereby added to Section 1.01 of the Credit Agreement:

““Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation of such Guarantor if, and to the extent that, all or a portion of the Guaranty is or becomes illegal as to such Guarantor under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty becomes effective against such Guarantor with respect to such Swap Obligation; provided, for the avoidance of doubt, in determining whether any Guarantor is an “eligible contract participant” under the Commodity Exchange Act, the keepwell agreement set forth in Section 11 of the Guaranty shall be taken into account. If a Swap Obligation of a Guarantor arises under a Master Agreement (or Guarantee in respect thereof) governing more than one Swap Agreement, such exclusion shall apply only to the portion of such Swap Obligation of such Guarantor that is attributable to Swap Agreements for which the Guaranty is or becomes excluded as to such Guarantor in accordance with the first sentence of this definition.”

(h)          The following definition of “Master Agreement” is hereby added to Section 1.01 of the Credit Agreement:

““Master Agreement” has the meaning assigned to such term in the definition of “Swap Agreement”.”

(i)          The definition of “Obligations” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Obligations” means, collectively, (a) all obligations, liabilities and indebtedness of every nature of the Loan Parties, from time to time owing to the Administrative Agent, the Issuing Bank or any Lender under or in connection with this Agreement or any other Loan Document to which it is a party, including principal, interest, fees (including fees of counsel), and expenses whether now or hereafter existing under the Loan Documents and (b) all Specified Swap Obligations.”

(j)          The definition of “Required Lenders” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Required Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing more than fifty percent (50%) of the sum of the total Credit Exposures and unused Commitments at such time; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, (ii) at all times when there are only two Lenders party to this Agreement, the term “Required Lenders” shall in no event mean less than two Lenders unless one of such Lenders is a Defaulting Lender and (iii) for the purpose of determining the Required

Lenders needed for any waiver, amendment, modification or consent, any Lender that is the Borrower, or any Affiliate of the Borrower shall be disregarded.”

(k)          The following definition of “Specified Swap Obligations” is hereby added to Section 1.01 of the Credit Agreement:

““Specified Swap Obligations” means, collectively, (a) all Swap Obligations of the Borrower owing to any Lender or any Affiliate of any Lender arising from, by virtue of, or pursuant to any Swap Agreement that relates solely to the Obligations described in clause (a) of the definition of “Obligations” and (b) any Guarantee by any Guarantor of such Swap Obligations of the Borrower; provided, however, the “Specified Swap Obligations” of any Guarantor shall exclude all Excluded Swap Obligations with respect to such Guarantor.”

(l)          The definition of “Swap Agreement” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), including any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.”

(m)          The following definition of “Swap Obligations” is hereby added to Section 1.01 of the Credit Agreement:

““Swap Obligations” means any obligation to pay or perform under any Swap Agreement (or Guarantee thereof), including all present and future indebtedness, liabilities, and obligations now or hereafter owing under such Swap Agreement (or such Guarantee).”

(n)          The text of Section 2.04 of the Credit Agreement is hereby deleted in its entirety and replaced with the text “[Reserved]”.

(o)          Clause (i) of Section 2.06(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) the LC Exposure shall not exceed the lesser of (x) twenty-five percent (25%) of the aggregate amount of the Lenders’ Commitments and (y) $50,000,000 and”

(p)          The second sentence of Section 2.06(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations.”

(q)          The second to last sentence of Section 2.06(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations.”

(r)          The text of Section 2.11(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the text “[reserved]”.

(s)          The following is hereby added to Section 2.11 of the Credit Agreement as subsection (d) thereof:

“(d)          Effect on Swap Agreements. Any prepayment of a Borrowing shall be without prejudice to the Borrower’s obligations under any Swap Agreement, which shall remain in full force and effect subject to the terms of such Swap Agreement, including provisions that may require a reduction, modification or early termination of a swap transaction, in whole or in part, in the event of such prepayment, and may require the Borrower to pay any fees or other amounts for such reduction, modification or early termination, and no such fees or amounts shall be deemed a penalty hereunder or otherwise.”

(t)          Clause (ii) of Section 2.18(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) second, on a paii passu basis, towards payment of principal and unreimbursed LC Disbursements then due hereunder, and the Specified Swap Obligations then due, ratably among the parties entitled thereto in accordance with the amounts of principal, unreimbursed LC Disbursements and Specified Swap Obligations then due to such parties.”

(u)          The following is hereby added as the last sentence of Section 2.18(b) of the Credit Agreement:

“Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 2.18(b).”

(v)         Each occurrence of the term “Arranger” in Section 2.21(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the term “Arrangers”.

(w)          Each occurrence of the term “Arranger” in the first two sentences of Section 2.21(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the term “Arrangers”.

(x)          Clauses (vi) and (vii) of Section 2.21(d) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“(vi) the Borrower paying the Administrative Agent for the account of each new lender such upfront fees as shall be agreed to by the Borrower and the Arrangers prior to the Arrangers commencing their efforts under this paragraph (d), (vii) the Borrower paying the Arrangers such fees as shall be agreed to by the Borrower and the Arrangers prior to the Arrangers commencing their efforts under this paragraph (d) and”

(y)          The lead in language to Section 5.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“The Borrower will furnish to the Administrative Agent on behalf of the Lenders (and the Administrative Agent shall deliver to the Lenders promptly following receipt from the Borrower):”

(z)          The text of clause (v) of Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the text “[reserved] and”.

(aa)         The lead in language to Section 5.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“The Borrower will furnish to the Administrative Agent on behalf of the Lenders (and the Administrative Agent shall deliver to the Lenders promptly following receipt from the Borrower), upon obtaining actual knowledge thereof, prompt written notice of the following:”

(bb)                   Section 6.07(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b)          Minimum Borrowing Base Domestic Debt Service Coverage Ratio. The Borrowing Base Domestic Debt Service Coverage Ratio shall not be less than (i) 1.15 to 1.00 at any time through March 25, 2014, (ii) 1.35 to 1.00 at any time during the period commencing on March 26, 2014 and continuing through January 31, 2015, (iii) 1.45 to 1.00 at any time commencing on February 1, 2015 and continuing through October 31, 2015 and (iv) 1.60 to 1.00 at any time during the period commencing on November 1, 2015 and continuing through the Maturity Date.”

(cc)         The word “or” in Section 6.07(d) of the Credit Agreement is hereby deleted and replaced with the word “and”.

(dd)                   Section 6.07(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(e)          Maximum Consolidated Secured Debt Ratio. The Consolidated Secured Debt Ratio shall not exceed (i) fifty percent (50%) during the first year after the Effective Date and (ii) forty percent (40%) thereafter.”

(ee)         The parenthetical “(other than the Specified Swap Obligations)” is hereby inserted immediately after the word “Obligations” in clause (ii) of the paragraph immediately following subsection (s) of Article VII of the Credit Agreement.

(ff)         The word “or” appearing immediately before clause (v) of Section 9.02(b) of the Credit Agreement is hereby deleted.

(gg)         The following text is hereby added immediately before the semi-colon appearing at the end of clause (v) of Section 9.02(b) of the Credit Agreement:

“, (vi) release all or substantially all of the value of the Guaranty without the written consent of each Lender, except to the extent the release of any Guarantor is permitted in accordance with this Agreement or the Guaranty (in which case such release may be made by Administrative Agent acting alone), or (vii) release all or any material portion of the Collateral, or all or any material portion of the Liens created by the Security Documents, without the written consent of each Lender, except to the extent such release is permitted in accordance with this Agreement or the Security Documents (in which case such release may be made by Administrative Agent acting alone)”

(hh)         The phrase “the Arranger” in Section 9.03(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the phrase “each Arranger”.

(ii)         The second sentence of Section 9.06(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Arrangers constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.”

(jj)         The first sentence of Section 9.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any Swap Agreement (other than with respect to Excluded Swap Obligations) and although such Obligations may be unmatured.”

(kk)         Effective as of March 26, 2014, Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

(ll)         Paragraph 10 of Exhibit D to the Credit Agreement is hereby deleted in its entirety.

Section 2.                    Amendment of Guaranty. Effective as of the Effective Date, the Guaranty is hereby amended as follows:

(a)          Notwithstanding anything to the contrary contained in the Guaranty, the terms “Guaranteed Party” and “Guaranteed Parties” shall each include any Affiliate of a Lender that is owed a Specified Swap Obligation (as defined in the Credit Agreement, as amended by this Agreement).

(b)          The following definition of “Qualified ECP Guarantor” is hereby added to Section 1(b) of the Guaranty:

““Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor with total assets exceeding $10,000,000 at the time the Guaranty becomes effective with respect to such Swap Obligation or such other Guarantor as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(c)          The following definition of “Specified Guarantor” is hereby added to Section 1(b) of the Guaranty:

““Specified Guarantor” means each Guarantor that is, at the time this Guaranty becomes effective with respect to a Swap Obligation of such Guarantor, a corporation, partnership, proprietorship, organization, trust or other entity that would not be an “eligible contract participant” under the Commodity Exchange Act at such time but for the effect of Section 11.”

(d)          The first sentence of Section 2(a) of the Guaranty is hereby deleted in its entirety and replaced with the following:

“Each Guarantor hereby, on a joint and several basis, unconditionally and irrevocably guarantees to the Administrative Agent (on behalf of the Guaranteed Parties) and its successors and permitted endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by mandatory prepayment, declaration, acceleration, demand or otherwise) of (i) the indebtedness, liabilities and other payment obligations of the Borrower to the Guaranteed Parties under or in connection with the Credit Agreement, the Notes and the other Loan Documents, including all unpaid principal of the Loans, all amounts owing in respect of the Letters of Credit, all interest accrued thereon, all fees due under the Credit Agreement, all indemnification obligations of the Borrower, and all other amounts payable by the Borrower to the Guaranteed Parties thereunder or in connection therewith and (ii) all Specified Swap Obligations of the Borrower.”

(e)          The following is hereby added as the last sentence of Section 2(a) of the Guaranty:

“Notwithstanding anything to the contrary contained herein, the Guaranteed Obligations shall not include the Excluded Swap Obligations.”

(f)          Section 11 of the Guaranty is hereby deleted in its entirety and replaced with the following:

“SECTION 11.               Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Guarantor to honor all of such Specified Guarantor’s obligations under this Guaranty in respect of Swap Obligations; provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 11 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 11 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP Guarantor under this Section 11 shall remain in full force and effect until the Obligations have been indefeasibly paid in full, the Commitments have been terminated or expired and all of the Letters of Credit have been terminated or expired (or cash collateralized pursuant to Section 2.06(c) of the Credit Agreement). Each Qualified ECP Guarantor intends that this Section 11 constitute, and this Section 11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 3.          Commitments. The Electing Lender agrees that, as of March 26, 2014, it shall be a Lender for all purposes under the Loan Documents and agrees to be bound by all of its obligations thereunder and its respective Commitment shall be equal to the amount set forth on Schedule 2.01 attached hereto; provided, however, the Electing Lender shall have until March 31, 2014 to fund its Applicable Percentage of any Borrowings outstanding as of March 26, 2014.

Section 4.          Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:

(a)          the Administrative Agent shall have received the Electing Lender’s, Borrower’s, Parent’s, International Holdco’s and the Subsidiary Guarantors’ signed counterparts of this Agreement;

(b)          the Electing Lender shall have received a Note executed by Borrower in the principal amount equal to the Electing Lender’s Commitment as set forth on Schedule 2.01 attached hereto; and

(c)          the Administrative Agent shall have been paid all reasonable out-of-pocket expenses, including reasonable legal fees for the Administrative Agent’s outside counsel, due to it pursuant to the transaction contemplated herein and all reasonable outstanding out-of-pocket fees and expenses, if any, that have been invoiced to Borrower to date.

Section 5.          Borrower’s Representations.      Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;

(c)          Borrower has all necessary limited partnership power and authority to execute, deliver and perform its obligations under this Agreement; Borrower has been duly authorized by all necessary limited partnership action on its part; and this Agreement has been duly and validly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)          Borrower’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Borrower or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its assets.

Section 6.                    Guarantor Parties’ Representations. Each Guarantor Party hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of such Guarantor Party contained or incorporated in the Guaranty, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, such Guarantor Party is in compliance with its obligations under the Guaranty, as amended by this Agreement, and each of the other Loan Documents to which it is a party;

(c)          such Guarantor Party has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; such Guarantor Party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by such Guarantor Party and constitutes such Guarantor Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)          such Guarantor Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Guarantor Party or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor Party or any of its assets.

Section 7.          Ratification.

(a)          Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Credit Agreement (as amended hereby) and the other Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

(b)          Each Guarantor Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Guaranty (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Guaranty (as amended hereby) and the other Loan Documents and all of its obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

Section 8.          Miscellaneous.

(a)          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)          Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the party hereto against whom enforcement of such waiver, modification or amendment is sought (provided that, subject to the terms of the Credit Agreement, the Administrative Agent may execute any such waiver, modification or amendment on behalf of the Lenders). Any such waiver, modification or amendment shall be binding upon Borrower, the Guarantors, the Electing Lender, the Administrative Agent and the Lenders.

(c)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Guarantor Parties, the Electing Lender, the Administrative Agent and the Lenders.

(d)          Captions.         The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(e)          Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.

(f)          Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERICAN REALTY CAPITAL GLOBAL OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Global Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

PARENT:

AMERICAN REALTY CAPITAL GLOBAL TRUST, INC., a
Maryland Corporation

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

SUBSIDIARY GUARANTORS:

ARC KSFTWPA001, LLC, a Delaware limited liability
company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC PPHHTKY001, LLC, a Delaware limited liability
company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWARANE001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWGRDMI001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWRVTIL001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[signatures continue on following pages]

ARC CWSALKS001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWULVOH001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWVININ001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC CWWPKMN001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[signatures continue on following pages]

ARC WWHWCMI001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC GEGRDMI001, LLC, a Delaware limited liability
company

By:	American Realty Capital Global Operating Partnership,
L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Global Trust, Inc., a Maryland
corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[signatures continue on following pages]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
Name: Rita Lai
Title: Senior Credit Banker

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
Name: Rita Lai
Title: Senior Credit Banker

[signatures continue on following pages]

REGIONS BANK

By:	/s/ T. Barrett Vawter
Name: T. Barrett Vawter
Title: Vice President

[end of signatures]

ANNEX A – REPLACMENT COVER PAGE

[see attached]

Execution Version

CREDIT AGREEMENT

dated as of

July 25, 2013

among

AMERICAN REALTY CAPITAL GLOBAL OPERATING PARTNERSHIP, L.P.

THE LENDERS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

J.P. MORGAN SECURITIES LLC and REGIONS CAPITAL MARKETS,

as Joint Bookrunners and Joint Lead Arrangers

REGIONS BANK,

as Syndication Agent

SCHEDULE 2.01 – COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$50,000,000
Regions Bank	$50,000,000
Total Commitments	$100,000,000